Supplement Dated December 17, 2010

To

Prospectuses and Statements of Additional Information Dated May 1, 2004

for

Zurich Preferred Variable Annuity Contracts

Zurich Preferred Plus Variable Annuity Contracts

And

Zurich Archway Variable Annuity Contracts

Issued By

Zurich American Life Insurance Company

(formerly known as Kemper Investors Life Insurance Company)

through its

ZALICO Variable Annuity Separate Account

(formerly known as KILICO Variable Annuity Separate Account)

At a meeting of the Board of Trustees of the Trust (Board) of the Franklin Templeton Variable Insurance Products Trust held on October 19, 2010, the Board adopted a Plan of Liquidation and Dissolution of Franklin Zero Coupon Fund — 2010 (the “Fund”), in connection with the Fund’s stated maturity and liquidation date of the third Friday of December, 2010. The liquidation and dissolution occurred on December 17, 2010. The Fund is therefore no longer available as an investment option under the Contracts.

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If you have any questions regarding this Supplement, please call 1-800-457-9047 or write us at Annuity Insurance Services, P.O. Box 758557, Topeka, KS 66675-8557.